UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2011

Global Income Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-158478	26-4386951
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 South Orange Avenue

Orlando, Florida 32801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (407) 650-1000

MACQUARIE CNL GLOBAL INCOME TRUST, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

On July 5, 2011, Global Income Trust, Inc. (the “Company”) filed a Form 8-K disclosing our acquisition of a Class A office building known as Heritage Commons III, located on approximately nine acres of land in the Fort Worth, Texas metropolitan area (the land and building are collectively referred to as the “Heritage Commons III”) on June 28, 2011 from an unaffiliated third party.

The Form 8-K is hereby amended to include the required financial information.

(a)	Financial Statements of Business Acquired.

Heritage Commons III:

Statements of Revenues and Certain Expenses:

Report of Independent Certified Public Accountants

Statements of Revenues and Certain Expenses for the Year Ended December 31, 2010 and the Three Months Ended March 31, 2011 (Unaudited)

Notes to Statements of Revenues and Certain Expenses

(b)	Pro Forma Financial Information.

Global Income Trust, Inc. and Subsidiaries:

Unaudited Pro Forma Consolidated Financial Statements:

Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2011

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2010

Notes to Unaudited Pro Forma Consolidated Financial Statements

Certain statements in this report are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements generally are characterized by the use of terms such as “may,” “will,” “should,” “plan,” “anticipate,” “estimate,” “predict,” “believe” and “expect” or the negative of these terms or other comparable terminology. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, actual results could differ materially from those set forth in the forward-looking statements. Given these uncertainties, the Company cautions investors and potential investors not to place undue reliance on such statements. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 7, 2011	GLOBAL INCOME TRUST, INC.

	By:	/s/ Robert A. Bourne
	Name:	Robert A. Bourne
	Title:	Chief Executive Officer

INDEX TO FINANCIAL STATEMENTS

Page

Heritage Commons III:

Statements of Revenues and Certain Expenses:

Report of Independent Certified Public Accountants	F-2

Statements of Revenues and Certain Expenses for the Year Ended December 31, 2010 and the Three Months Ended March 31, 2011 (Unaudited)	F-3

Notes to Statements of Revenues and Certain Expenses	F-4

Global Income Trust, Inc. and Subsidiaries:

Pro Forma Consolidated Financial Information:

Unaudited Pro Forma Consolidated Financial Statements	F-6

Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2011	F-7

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2010	F-8

Notes to Unaudited Pro Forma Consolidated Financial Statements	F-9

Report of Independent Certified Public Accountants

To the Stockholders of Global Income Trust, Inc:

We have audited the accompanying statement of revenues and certain expenses (the “Statement”) of Heritage Commons III for the year ended December 31, 2010. This Statement is the responsibility of management. Our responsibility is to express an opinion on this Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for incorporation by reference in the registration statement on Form S-11 of Global Income Trust, Inc.) as described in Note 1 and is not intended to be a complete presentation of Heritage Commons III’s revenue and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain expenses, as described in Note 1, of Heritage Commons III for the year ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

Orlando, Florida

September 7, 2011

Heritage Commons III

Statements of Revenues and Certain Expenses

	Year Ended December 31, 2010	Three Months Ended March 31, 2011 (Unaudited)
Revenues:
Rental income	$2,123,763	$530,941
Tenant reimbursements	478,652	128,112

Total revenues	2,602,415	659,053

Certain expenses:
Property operating expenses	654,343	164,392
Real estate and other taxes	427,396	108,942
Property management fees	65,581	16,395
Insurance	17,311	4,360

Total certain expenses	1,164,631	294,089

Revenues in excess of certain expenses	$1,437,784	$364,964

The accompanying notes are an integral part to the statements of revenues and certain expenses.

Heritage Commons III

Notes to Statements of Revenues and Certain Expenses

Year Ended December 31, 2010 and Three Months Ended March 31, 2011 (Unaudited)

(1) Organization and Basis of Presentation

The accompanying statements of revenues and certain expenses (the “Statements”) relate to a fee simple interest in a Class A office building known as Heritage Commons III, located on approximately nine acres of land in the Fort Worth, Texas metropolitan area (“Heritage Commons III”). The building consists of two stories with approximately 119,000 rentable square feet and four parking spaces per 1,000 net rentable square feet for surface parking. Heritage Commons III is located along Interstate 35W and is within Fort Worth’s master planned AllianceTexas development, a 17,000 acre, mixed-used development community.

The Statements have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the Statements are not representative of the actual results of operations of Heritage Commons III due to the exclusion of certain revenues and expenses which may not be comparable to the proposed future operations of Heritage Commons III including depreciation and amortization expense, interest income and expense, amortization of above and below market leases, and other miscellaneous revenue and expenses not directly related to the proposed future operations of Heritage Commons III.

On June 28, 2011, Global Income Trust, Inc (the “Company”), through a subsidiary formed for such purpose, closed on the acquisition of Heritage Commons III. The operating results of Heritage Commons III subsequent to June 27, 2011 are included in the consolidated financial statements of the Company and its subsidiaries. Prior to June 28, 2011, Heritage Commons III was owned by Heritage Commons III, Ltd., a Texas limited partnership (the “Prior Owner”), a third party not affiliated with the Company or its subsidiaries.

(2) Significant Accounting Policies

(a) Revenue Recognition

Rental revenue is recognized on a straight-line basis over the term of the lease when collectability is reasonably assured. Differences between rental revenue earned and amounts due under the lease are charged or credited, as applicable, to accrued rental revenue. The impact of the straight-line rent adjustment decreased revenue by $62,285 for the year ended December 31, 2010 and $15,571 for the three months ended March 31, 2011 (unaudited). Tenant reimbursements represent additional rents and are recognized in the period in which the related expenses are incurred.

(b) Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting periods to prepare the Statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

(c) Interim Period Statement (unaudited)

The interim statement of revenue and certain expenses for the three months ended March 31, 2011, is unaudited. In the opinion of management, the unaudited interim information for the three months ended March 31, 2011, includes all adjustments necessary to present fairly the revenues and certain expenses for such period.

Heritage Commons III

Notes to Statements of Revenues and Certain Expenses – Continued

Year Ended December 31, 2010 and Three Months Ended March 31, 2011 (Unaudited)

(3) Description of Leasing Arrangement

Heritage Commons III is leased to DynCorp International, LLC, a global government services contractor. The lease expires on December 31, 2018 and may be renewed at the option of the tenant for two additional terms of five years each. Annualized base rent for Heritage Commons III is currently approximately $2.186 million, payable monthly, increasing to approximately $2.28 million commencing October 1, 2016. In addition to base rent, the tenant is responsible for reimbursing the landlord for their electric charges and excess operating expenses. Excess operating expenses represent total operating expenses of Heritage Commons III in excess of $5.75 per rental square foot per annum, or $684,256, excluding electric charges relating to the tenant reimbursed separately. Future minimum base rentals on the non-cancelable operating lease at December 31, 2010, are as follows:

2011	$2,186,048
2012	2,186,048
2013	2,186,048
2014	2,186,048
2015	2,186,048
Thereafter	6,780,379

The above future minimum lease payments exclude tenant reimbursements, accrued rental revenue and any above/below-market lease intangibles.

(4) Related Party Transaction

Property management services for Heritage Commons III prior to June 28, 2011 were performed by an affiliate of the Prior Owner. In connection therewith, Heritage Commons III incurred property management fees of $65,581 for the year ended December 31, 2010 and $16,395 for the three months ended March 31, 2011 (unaudited), representing approximately 2.5% of cash receipts from the tenant.

(5) Subsequent Events

Management has evaluated the events and transactions that have occurred through September 6, 2011, the date which the Statements were available to be issued, and noted no items requiring adjustment of the Statements or additional disclosure.

GLOBAL INCOME TRUST, INC.

AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED

FINANCIAL STATEMENTS

The accompanying Unaudited Pro Forma Consolidated Statements of Operations of Global Income Trust, Inc. and its subsidiaries (collectively, the “Company”) are presented for the six months ended June 30, 2011 and for the year ended December 31, 2010 (the “Pro Forma Periods”), and include certain pro forma adjustments to illustrate the estimated effect of the Company’s acquisition of Heritage Commons III as if it had occurred on January 1, 2010.

An Unaudited Consolidated Balance Sheet has been omitted from this presentation due to the fact that the Heritage Commons III acquisition occurred prior to June 30, 2011 and is included in the historical balance sheet of the Company as of that date.

This pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results if the transaction reflected herein had occurred on the date or been in effect during the periods indicated. This pro forma consolidated financial information should not be viewed as indicative of the Company’s financial results in the future.

GLOBAL INCOME TRUST, INC.

AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2011

	Historical	Pro Forma Adjustments		Pro Forma
Revenues:
Rental income from operating leases	$48,655	$1,337,789	(a)	$1,385,323
		12,346	(b)
		(13,467	)(d)

Total revenues	48,655	1,336,668		1,385,323

Expenses:
Property operating expenses	4,770	564,872	(c)	569,642
General, operating and administrative	588,099			588,099
Acquisition fees and costs	670,599	(451,942	)(g)	218,657
Asset management fees to related party	—	93,750	(e)	93,750
Property management fees to related party	1,496	40,434	(f)	41,930
Depreciation and amortization	55,250	500,654	(d)	555,904

Total expenses	1,320,214	747,768		2,067,982

Operating loss	(1,271,559)	588,900		(682,659)

Other income (expense):
Interest and other income	30			30
Interest expense and loan cost amortization	(111,724)	(304,864	)(h)	(416,588)

Total other income (expense)	(111,694)	(304,864)		(416,558)

Net loss	$(1,383,253)	$284,036		$(1,099,217)

Net loss per share of common stock (basic and diluted)	$(1.11)			$(0.88)

Weighted average number of shares of common stock outstanding (basic and diluted) (Note 4(i))	1,245,793			1,246,289

See accompanying notes to unaudited pro forma consolidated financial statements

GLOBAL INCOME TRUST, INC.

AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Historical	Pro Forma Adjustments		Pro Forma
Revenues:
Rental income from operating leases	$—	$2,664,701	(a)	$2,660,061
		24,693	(b)
		(29,333	)(d)

Total revenues	—	2,660,061		2,660,061

Expenses:
Property operating expenses	—	1,099,050	(c)	1,099,050
General, operating and administrative	915,649			915,649
Organizational costs	13,302			13,302
Asset management fees to related party	—	171,875	(e)	171,875
Property management fees to related party	—	79,641	(f)	79,641
Depreciation and amortization	—	1,092,308	(d)	1,092,308

Total expenses	928,951	2,442,874		3,371,825

Operating loss	(928,951)	217,187		(711,764)

Other income (expense):
Interest expense and loan cost amortization	—	(574,881	)(h)	(574,881)

Total other income (expense)	—	(574,881)		(574,881)

Net loss	$(928,951)	$(357,694)		$(1,286,645)

Net loss per share of common stock (basic and diluted)	$(1.78)			($1.50)

Weighted average number of shares of common stock outstanding (basic and diluted) (Note 4(i))	520,975			860,276

See accompanying notes to unaudited pro forma consolidated financial statements.

GLOBAL INCOME TRUST, INC.

AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED

FINANCIAL STATEMENTS - CONTINUED

1.	Basis of Presentation

The accompanying Unaudited Pro Forma Consolidated Statements of Operations of Global Income Trust, Inc. and its subsidiaries (collectively, the “Company”) are presented for the six months ended June 30, 2011 and year ended December 31, 2010 (the “Pro Forma Periods”), and include certain pro forma adjustments to illustrate the estimated effect of the Company’s acquisition of Heritage Commons III, described in Note 2, as if it had occurred on January 1, 2010. The amounts included in the historical columns represent the Company’s historical operating results for the respective Pro Forma Period presented.

An Unaudited Consolidated Balance Sheet has been omitted from this presentation due to the fact that the Heritage Commons III acquisition occurred prior to June 30, 2011 and is included in the historical balance sheet of the Company as of that date.

The accompanying unaudited pro forma consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and do not include all of the information and note disclosures required by generally accepted accounting principles of the United States (“GAAP”). Pro forma financial information is intended to provide information about the continuing impact of a transaction by showing how a specific transaction or group of transactions might have affected historical financial statements. Pro forma financial information illustrates only the isolated and objectively measurable (based on historically determined amounts) effects of a particular transaction, and excludes effects based on judgmental estimates of how historical management practices and operating decisions may or may not have changed as a result of the transaction. Therefore, pro forma financial information does not include information about the possible or expected impact of current actions taken by management in response to the pro forma transaction, as if management’s actions were carried out in previous reporting periods.

This pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results if the Heritage Commons III transaction reflected herein had occurred on the date or been in effect during the periods indicated. This pro forma consolidated financial information should not be viewed as indicative of the Company’s financial results or conditions in the future. In addition, this pro forma consolidated financial information does not include pro forma adjustments for other properties acquired during the Pro Forma Period. As of June 30, 2011, the Company owned one other property and the results of its operations are included in the historical financial statements for the period it was owned by the Company.

2.	Pro Forma Transaction

On June 28, 2011, the Company acquired a fee simple interest in a Class A building with approximately 119,000 rentable square feet located on approximately nine acres of land in the Fort Worth, Texas metropolitan area (“Heritage Commons III”) for $18.75 million, exclusive of assumed liabilities of $200,531 relating to real estate taxes payable. In addition, the Company incurred acquisition fees and costs totaling approximately $452,000, including closing costs and $346,875 in investment services fees to the Company’s advisor described below, in connection with the acquisition of Heritage Commons III. The Company funded $12.4 million of the purchase price from the proceeds of a loan, as described below, and paid the balance of the purchase price, closing costs, loan costs and other expenses from proceeds of its public offering of shares of common stock (the “Offering”).

GLOBAL INCOME TRUST, INC.

AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED

FINANCIAL STATEMENTS - CONTINUED

2.	Pro Forma Transaction (continued)

The following summarizes the allocation of the purchase price for Heritage Commons III and the estimated fair values of the assets acquired and liabilities assumed:

Land	$2,350,000
Land improvements	258,000
Building	9,151,000
Building improvements	935,000
Above market lease	220,000
In-place lease	5,422,000
Leasehold improvements	414,000
Less liabilities assumed	(200,531)

Net assets acquired	$18,549,469

In connection with the acquisition of Heritage Commons III, the Company obtained a $12.4 million loan (the “Mortgage Note Payable”). The Mortgage Note Payable bears interest at the rate of 4.7% per annum and has a five year term to July 1, 2016, with an extension option to December 1, 2018. Principal and interest on the loan is calculated based on a 25 year amortization, payable in equal monthly installments of $70,338 beginning August 1, 2011. In connection with the Mortgage Note Payable, the Company incurred approximately $232,000 in loan costs. These costs have been capitalized and are being amortized as interest expense over the term of the loan.

Heritage Commons III is leased to DynCorp International, LLC, a global government services contractor. The lease expires on December 31, 2018 and may be renewed at the option of the tenant for two additional terms of five years each. Annualized base rent for Heritage Commons III is currently approximately $2.186 million, payable monthly, increasing to approximately $2.28 million commencing October 1, 2016. In addition to base rent, the tenant also is responsible for payment of certain electrical costs and its proportionate share of the operating expenses for the Heritage Commons III, subject to caps on certain expenses.

The lease is accounted for as an operating lease; therefore, revenue is recognized as rentals are earned and expenses (including depreciation) are charged to operations as incurred. Scheduled rental payments are recognized on a straight-line basis over the lease term so as to produce constant periodic rent in accordance with GAAP. Tenant reimbursements represent additional rental revenue and are recognized in the period in which the related expenses are incurred.

3	Related Party Transactions

The Company’s external advisor is CNL Global Income Advisors, LLC (the “Advisor”). The Advisor is responsible for managing the Company’s affairs on a day-to-day basis and for identifying and making acquisitions and investments on behalf of the Company pursuant to an advisory agreement. The Advisor and certain affiliates are entitled to receive fees and compensation in connection with the acquisition and management of the Company’s assets.

Pursuant to the advisory agreement, the Advisor receives investment services fees equal to 1.85% of the purchase price of properties for services rendered in connection with the selection, evaluation, structure and purchase of assets. In connection with the acquisition of Heritage Commons III, the Company incurred $346,875 in investment services fees payable to the Advisor. In addition, the Advisor is entitled to receive a monthly asset management fee of 0.08334% of the real estate asset value (as defined in the agreement) of the Company’s properties as of the end of the preceding month.

GLOBAL INCOME TRUST, INC.

AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED

FINANCIAL STATEMENTS - CONTINUED

3.	Related Party Transactions (continued)

Pursuant to a master property management agreement, CNL Global Income Managers, LLC (the “Property Manager”) receives property management fees of up to 4.5% of gross revenues for management of the Company’s properties. The Company has agreed to pay the Property Manager property management fees equal to 3% of gross receipts of Heritage Commons III.

4.	Adjustments to Unaudited Pro Forma Consolidated Statements of Operations

The adjustments to the unaudited pro forma consolidated statements of operations represent adjustments needed to the Company’s historical results to present operating results as if Heritage Commons III was owned for the full Pro Forma Periods.

(a)	Represents additional rental income and tenant reimbursements for the applicable Pro Forma Period Heritage Commons III was not owned by the Company.

(b)	Represents the effect for the Pro Forma Periods of recognizing rental income for Heritage Commons III on a straight-line basis from January 1, 2010 through the end of the lease term.

(c)	Represents additional property operating expenses, excluding property management fees, for Heritage Commons III for the period of the applicable Pro Forma Period the property was not owned by the Company.

(d)	Represents additional depreciation and amortization expense computed using the straight-line method over the estimated useful lives of the related assets for the applicable Pro Forma Period Heritage Commons III was not owned by the Company as follows:

		Pro forma Adjustments
	Estimated Useful Life	Year Ended December 31, 2010	Six Months Ended June 30, 2011
Land	N/A	$—	$—
Land improvements	15 years	17,200	8,600
Building	39 years	234,641	117,321
Building improvements	15 years	62,333	31,167
Above market lease	7.5 years	29,333	14,667
In-place lease	7.5 years	722,934	361,466
Leasehold improvements	7.5 years	55,200	27,600

		1,121,641	560,821
Less depreciation and amortization expense recorded in historical financial statements		—	(45,500)
Less amortization of above market leases recorded in historical financial statements		—	(1,200)

Total pro forma adjustment		$1,121,641	$514,121

Amortization expense related to above market leases is treated as a reduction to rental income for GAAP purposes. Other depreciation and amortization expense is treated as an expense in the pro forma statements of operations.

(e)	Represents asset management fees for the applicable Pro Forma Period due to the Advisor in connection with the ownership of Heritage Commons III as described in Note 3.

GLOBAL INCOME TRUST, INC.

AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED

FINANCIAL STATEMENTS - CONTINUED

4.	Adjustments to Unaudited Pro Forma Consolidated Statements of Operations (continued)

(f)	Represents additional property management fees due to the Property Manager in connection with the management of Heritage Commons III as described in Note 3 for the applicable Pro Forma Period the property was not owned by the Company.

(g)	Represents the reversal of acquisition fees and costs, including the investment services fee described in Note 3, recognized during the six months ended June 30, 2011 related to the acquisition of Heritage Commons III since these costs are nonrecurring charges directly related to the pro forma transaction. The pro forma adjustments do not include the reversal of acquisition fees and costs related to any other acquisitions during the Pro Forma Periods.

(h)	Represents additional interest expense and amortization of loan costs relating to the Mortgage Note Payable as if the loan had been in place since January 1, 2010.

(i)	Historical net loss per share for the year ended December 31, 2010 was calculated based on the number of shares of common stock outstanding during the portion of 2010 the Company was operational (October 8, 2010 through December 31, 2010).

As a result of Heritage Commons III being treated in the Pro Forma Consolidated Statement of Operations as operational since January 1, 2010, the Company assumed approximately 838,000 shares of common stock were sold in its Offering, and the net proceeds were available for the purchase of this property as of January 1, 2010. Consequently, the weighted average number of shares outstanding for the Pro Forma Periods were adjusted to reflect this amount of shares being issued on January 1, 2010 instead of the actual dates issued, and such shares were treated as outstanding for the full Pro Forma Period. Pro forma net loss per share was calculated based on the weighted average number of shares of common stock outstanding, as adjusted.

(j)	Funds from operations (“FFO”) is a non-GAAP financial measure that is widely recognized in the REIT industry as a supplemental measure of operating performance. FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) as net income (loss) computed in accordance with GAAP, excluding gains or losses from sales of property, plus depreciation and amortization on real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. FFO was developed by NAREIT as a relative measure of performance of an equity REIT in order to recognize that income-producing real estate has historically not depreciated on the basis as determined under GAAP, which implies that the value of real estate assets diminishes predictably over time. Management of the Company believes that FFO is a useful measure that should be considered along with, but not as an alternative to, net income (loss) when evaluating operating performance.

In addition to FFO, management uses modified funds from operations (“MFFO”) as defined by the Investment Program Association (“IPA”) as a non-GAAP supplemental financial performance measure to evaluate the Company’s operating performance. MFFO includes funds generated by the operation of real estate investments and funds used in corporate-level operations. MFFO is based on FFO but includes certain additional adjustments for changes in the accounting and reporting principles under GAAP that have been modified or put into effect since the establishment of NAREIT’s definition of FFO. These changes have resulted in a significant increase in the magnitude of non-cash and non-operating items included in FFO, as defined. Such items include the treatment of acquisition fees and expenses, contingent purchase consideration subsequent to and in connection with acquisitions, amortization of out-of-market lease intangible assets and liabilities and certain tenant incentives, the effects of straight-line rent revenue recognition, fair value adjustments to derivative instruments that do not qualify for hedge accounting treatment, non-cash impairment charges and certain other items. Management uses MFFO to evaluate the financial performance of the Company’s investment portfolio. In addition, management uses MFFO as one of the metrics to evaluate and establish the Company’s distribution policy and the sustainability thereof. Management believes MFFO is one of several measures that may be useful to investors in evaluating the potential performance of the Company’s portfolio.

GLOBAL INCOME TRUST, INC.

AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED

FINANCIAL STATEMENTS - CONTINUED

4.	Adjustments to Unaudited Pro Forma Consolidated Statements of Operations (continued)

Management believes that in order to facilitate an enhanced understanding of the Company’s operating performance between periods and as compared to other equity REITs, FFO and MFFO should be considered in conjunction with net loss as reported in the accompanying unaudited pro forma consolidated statements of operations and notes thereto. FFO and MFFO (i) do not represent cash generated from operating activities determined in accordance with GAAP (which, unlike FFO or MFFO, generally reflects all cash effects of transactions and other events that enter into the determination of net income (loss)), (ii) are not necessarily indicative of cash flow available to fund cash needs and (iii) should not be considered as alternatives to net income (loss) determined in accordance with GAAP as an indication of the Company’s operating performance, or to cash flow from operating activities determined in accordance with GAAP as a measure of either liquidity or our ability to make distributions. FFO or MFFO as presented may not be comparable to amounts calculated by other companies.

The following table presents a reconciliation of pro forma net loss to pro forma FFO and pro forma MFFO for the six months ended June 30, 2011 and the year ended December 31, 2010:

	Six Months Ended June 30, 2011	Year Ended December 31, 2010
Pro forma net loss	$(1,099,217)	$(1,286,645)
Adjustments:
Depreciation and amortization	555,904	1,092,308

Pro forma FFO	(543,313)	(194,337)
Adjustments:
Straight-lined rental income adjustments	(12,346)	(24,693)
Acquisition fees and expenses	218,657	—
Amortization of above market lease	14,667	29,333

Pro forma MFFO	$(322,335)	$(189,697)

Weighted average number of shares of common stock outstanding (basic and diluted) (Note 4(i))	1,246,289	860,276

Pro forma FFO per share (basic and diluted)	$(0.44)	$(0.23)

Pro forma MFFO per share (basic and diluted)	$(0.26)	$(0.22)